                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration statement of the Corporation on Form S-3 and any and all amendments or post-effective amendments thereto, and any Registration Statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

                                          /s/ Richard R. Barr
                                          -------------------------------------

Dated as of July 31, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration statement of the Corporation on Form S-3 and any and all amendments or post-effective amendments thereto, and any Registration Statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

                                          /s/ James A. Block, M.D.
                                          -------------------------------------

Dated as of July 31, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration statement of the Corporation on Form S-3 and any and all amendments or post-effective amendments thereto, and any Registration Statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

                                          /s/ George B. Caldwell
                                          -------------------------------------

Dated as of July 31, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration statement of the Corporation on Form S-3 and any and all amendments or post-effective amendments thereto, and any Registration Statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

                                          /s/ F. Laird Facey, M.D.
                                          -------------------------------------

Dated as of July 31, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration statement of the Corporation on Form S-3 and any and all amendments or post-effective amendments thereto, and any Registration Statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

                                          /s/ William M. Kelley
                                          -------------------------------------

Dated as of July 31, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration statement of the Corporation on Form S-3 and any and all amendments or post-effective amendments thereto, and any Registration Statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

                                          /s/ Andrew David Kennedy, Esq.
                                          -------------------------------------

Dated as of July 31, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration statement of the Corporation on Form S-3 and any and all amendments or post-effective amendments thereto, and any Registration Statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

                                          /s/ Timothy R. McCormick
                                          -------------------------------------

Dated as of July 31, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration statement of the Corporation on Form S-3 and any and all amendments or post-effective amendments thereto, and any Registration Statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

                                          /s/ Gerald L. McManis
                                          -------------------------------------

Dated as of July 31, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration statement of the Corporation on Form S-3 and any and all amendments or post-effective amendments thereto, and any Registration Statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

                                          /s/ Scott S. Parker
                                          -------------------------------------

Dated as of July 31, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration statement of the Corporation on Form S-3 and any and all amendments or post-effective amendments thereto, and any Registration Statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

                                          /s/ Edward C. Peddie
                                          -------------------------------------

Dated as of July 31, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration statement of the Corporation on Form S-3 and any and all amendments or post-effective amendments thereto, and any Registration Statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

                                          /s/ Anthony J. Perry
                                          -------------------------------------

Dated as of July 31, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration statement of the Corporation on Form S-3 and any and all amendments or post-effective amendments thereto, and any Registration Statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

                                          /s/ Joseph D. Sargent
                                          -------------------------------------

Dated as of July 31, 1996

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  The undersigned Director and/or Officer of MMI Companies, Inc., a Delaware corporation (the "Corporation"), hereby appoints B. Frederick Becker, Wayne A. Sinclair, Paul M. Orzech and George S. Rosic and each of them, his true and lawful attorneys and agents, with full power of substitution, to sign on his behalf and in his name and in the capacity set forth below, a Registration statement of the Corporation on Form S-3 and any and all amendments or post-effective amendments thereto, and any Registration Statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the "Act"), together with all exhibits thereto and other documents in connection therewith, for filing with the United States Securities and Exchange Commission under the Act, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

                                          /s/ Marshall Whisnant
                                          -------------------------------------

Dated as of July 31, 1996